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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2004
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                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


              Maryland                  0-19065                 52-1532952
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(State or other jurisdiction       (Commission file            (IRS Employer
of incorporation)                       number)           Identification Number)


17801 Georgia Avenue, Olney, Maryland  20832
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.

The following information is furnished to the Securities and Exchange Commission under both Item 2.02 and Item 7.01 of this Form 8-K.

Non-GAAP Financial Measure. Exhibit 99 includes disclosure and discussion of a traditional efficiency ratio that is a non-GAAP financial measure as defined in Commission Regulation G and Item 10 of Commission Regulation S-K. The issuer has for many years used this traditional efficiency ratio as a measure of operating expense control and efficiency of operations. Management believes that this traditional ratio better focuses attention on the operating performance of the issuer over time than does a GAAP based ratio, and is highly useful in comparing period-to-period operating performance of the Company's core business operations. It is used by management as part of its assessment of its performance in managing noninterest expenses. However this measure is supplemental, and is not a substitute for an analysis of performance measures based on GAAP. Exhibit 99 also includes disclosure and discussion of the GAAP-based efficiency ratio and the differences between the two ratios. The traditional efficiency ratio used by the issuer may not be comparable to GAAP or non-GAAP efficiency ratios reported by other financial institutions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Exhibits Exhibit 99. News Release dated October 14, 2004

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SANDY SPRING BANCORP, INC.
                                            By:  Hunter R. Hollar
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                                                 Hunter R. Hollar
                                                 President and
                                                 Chief Executive Officer

Dated: October 18, 2004